Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS THIRD QUARTER 2023 RESULTS

– Total Net Sales of $136.1 million versus $138.7 million in Prior Year Third Quarter –
– Net Income of $3.1 million versus net loss of ($12.7) million in Prior Year Third Quarter –
– Adjusted EBITDA of $9.3 million versus $9.7 million in Prior Year Third Quarter –
– Board of Directors Approves $0.14 Per Share Quarterly Dividend –
– Provides Updated Full-Year Outlook –

ST. PETERSBURG, Fla., November 6, 2023 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its third quarter 2023 results.

Third Quarter Results

For the third quarter ended September 30, 2023, net sales decreased 1.9% to $136.1 million, compared to third quarter 2022 net sales of $138.7 million. Pretax income was $3.3 million compared to a pretax loss of ($17.0) million in the third quarter of 2022. Net income was $3.1 million or $0.19 per diluted share compared to a net loss of ($12.7) million, or ($0.80) per diluted share for the third quarter of 2022.

In the prior year third quarter of 2022, the Company recognized pre-tax, non-cash impairment charges related to goodwill of $21.5 million ($17.1 million net of tax, or $1.07 per diluted share). On an adjusted basis, which excludes impairment charges made in the prior year third quarter, this quarter’s net income of $3.1 million or $0.19 per diluted share compares to $4.4 million or $0.27 per diluted share in the prior year. At the conclusion of this press release is a reconciliation of reported-to-adjusted results, including a description of the significant items.

“We delivered stronger sequential results that are consistent with our back-end weighted full-year outlook, while again producing positive free cash flow, further reducing debt, and strategically investing to capitalize on future demand,” said Michael Benstock, Chief Executive Officer. “Our strong customer retention reflects our sharp focus on customer service, and along with new customer wins in each segment underscores our potential to drive even stronger growth and profitability when economic uncertainty lifts. Our Board’s latest quarterly dividend approval reflects our shared confidence in the opportunities across all three of our attractive end markets, and our ability to further enhance shareholder value.”

Third Quarter 2023 Dividend

The Board of Directors declared a quarterly dividend of $0.14 per share, payable December 6, 2023 to shareholders of record as of November 22, 2023.

2023 Full-Year Outlook

For full-year 2023, the Company is updating its Outlook to include a sales forecast range of $538 million to $545 million compared to its earlier forecast of $550 million to $560 million, and an earnings per share forecast range of $0.46 to $0.53 compared to its earlier forecast of $0.45 to $0.55.

Webcast and Conference Call

The Company will host a webcast and conference call at 5:00 pm Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian Toll-Free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through November 20, 2023. To access the replay, dial 1-877-344-7529 in the United States or 1-412-317-0088 from international locations. Canadian dialers can access the replay at 855-669-9658. Please reference conference number 4364975 for replay access.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this Form 10-Q are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” "anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this Quarterly Report on Form 10-Q may include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short term and long term plans for cash, (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations, (4) statements of expected industry and general economic trends and (5) the projected impact of the COVID-19 pandemic on our, our customers’, and our suppliers’ businesses.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; uncertainties related to supply disruptions, inflationary environment (including with respect to the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages) and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail, hotel, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of cotton and other manufacturing materials; attracting and retaining senior management and key personnel; the effect of the Company’s material weakness in internal control over financial reporting; the Company’s ability to successfully remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting; lingering effects of the COVID-19 pandemic, including existing and possible future variants, on the United States and global markets, our business, operations, customers, suppliers and employees, including the length and scope of restrictions imposed by various governments and organizations and the continuing success of efforts to deliver effective vaccines and boosters, among other factors; and other factors described in the Company’s filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section herein and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:
Investors@superiorgroupofcompanies.com

Comparative figures are as follows:

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended September 30,
	2023	2022
Net sales	$136,126	$138,703

Costs and expenses:
Cost of goods sold	82,928	88,066
Selling and administrative expenses	47,246	43,815
Goodwill impairment charge	-	21,460
Other periodic pension costs	214	528
Interest expense	2,464	1,794
	132,852	155,663
Income (loss) before income tax expense	3,274	(16,960)
Income tax expense (benefit)	160	(4,241)
Net income (loss)	$3,114	$(12,719)

Net income (loss) per share:
Basic	$0.19	$(0.80)
Diluted	$0.19	$(0.80)

Weighted average shares outstanding during the period:
Basic	15,992,792	15,806,852
Diluted	16,155,355	15,806,852

Cash dividends per common share	$0.14	$0.14

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except share and per share data)

	Nine Months Ended September 30,
	2023	2022
Net sales	$396,061	$430,218

Costs and expenses:
Cost of goods sold	248,159	281,667
Selling and administrative expenses	134,007	131,998
Goodwill impairment charge	-	45,918
Intangible assets impairment charge	-	5,581
Other periodic pension costs	642	1,584
Interest expense	7,658	2,676
	390,466	469,424
Income (loss) before income tax expense	5,595	(39,206)
Income tax expense (benefit)	380	(5,042)
Net income (loss)	$5,215	$(34,164)

Net income (loss) per share:
Basic	$0.33	$(2.17)
Diluted	$0.32	$(2.17)

Weighted average shares outstanding during the period:
Basic	15,954,264	15,739,381
Diluted	16,132,832	15,739,381

Cash dividends per common share	$0.42	$0.40

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and par value data)

	September 30,	December 31,
	2023	2022
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$17,729	$17,722
Accounts receivable, less allowance for doubtful accounts of $5,267 and $7,622, respectively	98,289	104,813
Accounts receivable - other	86	3,326
Inventories	105,134	124,976
Contract assets	46,765	52,980
Prepaid expenses and other current assets	10,824	14,166
Total current assets	278,827	317,983
Property, plant and equipment, net	48,666	51,392
Operating lease right-of-use assets	18,806	9,113
Deferred tax asset	10,677	10,718
Intangible assets, net	52,098	55,753
Other assets	12,983	11,982
Total assets	$422,057	$456,941

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$45,168	$42,060
Other current liabilities	37,433	38,646
Current portion of long-term debt	4,219	3,750
Current portion of acquisition-related contingent liabilities	1,321	736
Total current liabilities	88,141	85,192
Long-term debt	103,134	151,567
Long-term pension liability	13,262	12,864
Long-term acquisition-related contingent liabilities	387	2,245
Long-term operating lease liabilities	13,440	3,936
Other long-term liabilities	8,582	8,538
Total liabilities	226,946	264,342
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 16,505,826 and 16,376,683 shares, respectively	16	16
Additional paid-in capital	76,515	72,615
Retained earnings	121,308	122,979
Accumulated other comprehensive loss, net of tax:
Pensions	(990)	(1,113)
Foreign currency translation adjustment	(1,738)	(1,898)
Total shareholders’ equity	195,111	192,599
Total liabilities and shareholders’ equity	$422,057	$456,941

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$5,215	$(34,164)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	10,331	9,504
Goodwill impairment charge	-	45,918
Intangible assets impairment charge	-	5,581
Inventory write-downs	1,609	5,781
Provision for bad debts - accounts receivable	64	1,565
Share-based compensation expense	3,523	3,382
Deferred income tax benefit	-	(6,361)
Change in fair value of acquisition-related contingent liabilities	(442)	284
Change in fair value of written put options	(460)	(1,791)
Changes in assets and liabilities, net of acquisition of businesses:
Accounts receivable	6,410	3,521
Accounts receivable - other	3,240	978
Contract assets	6,208	(10,222)
Inventories	18,280	(19,242)
Prepaid expenses and other current assets	3,462	579
Other assets	(844)	2,677
Accounts payable and other current liabilities	2,148	(9,561)
Payment of acquisition-related contingent liabilities	(279)	(3,346)
Long-term pension liability	561	1,662
Other long-term liabilities	362	(1,249)
Net cash provided by (used in) operating activities	59,388	(4,504)

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(4,023)	(11,221)
Acquisition of businesses	-	(11,202)
Net cash used in investing activities	(4,023)	(22,423)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings of debt	4,000	320,143
Repayment of debt	(51,813)	(274,898)
Debt issuance costs	(300)	(869)
Payment of cash dividends	(6,886)	(6,380)
Payment of acquisition-related contingent liabilities	(553)	(1,416)
Proceeds received on exercise of stock options	97	684
Tax withholdings on vesting of restricted shares and performance based shares	-	(232)
Net cash provided by (used in) financing activities	(55,455)	37,032

Effect of currency exchange rates on cash	97	(132)
Net increase in cash and cash equivalents	7	9,973
Cash and cash equivalents balance, beginning of period	17,722	8,935
Cash and cash equivalents balance, end of period	$17,729	$18,908

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands, except share and par value data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income (loss)	$3,114	$(12,719)	$5,215	$(34,164)
Interest expense	2,464	1,794	7,658	2,676
Income tax expense (benefit)	160	(4,241)	380	(5,042)
Depreciation and amortization	3,515	3,401	10,331	9,504
Goodwill impairment charge	-	21,460	-	45,918
Intangible assets impairment charge	-	-	-	5,581
Adjusted EBITDA(1)	$9,253	$9,695	$23,584	$24,473

Net income (loss)	$3,114	$(12,719)	$5,215	$(34,164)
Adjustment for items:
Goodwill impairment charge	-	21,460	-	45,918
Intangible assets impairment charge	-	-	-	5,581
Tax impact of adjustments(2)	-	(4,345)	-	(6,385)
Adjusted net income(3)	$3,114	$4,396	$5,215	$10,950

Diluted net income (loss) per share	$0.19	$(0.80)	$0.32	$(2.17)
Adjustment for items, after-tax, per diluted share	-	1.07	-	2.85
Diluted adjusted net income per share(3)	$0.19	$0.27	$0.32	$0.68

Weighted average shares outstanding during the period:
Diluted, as reported	16,155,355	15,806,852	16,132,832	15,739,381
Diluted, as adjusted(4)	16,155,355	16,196,767	16,132,832	16,195,155

(1) Adjusted EBITDA, which is a non-GAAP financial measure, is defined as net income (loss) excluding interest expense, income tax expense, depreciation and amortization expense, impairment charges and the other items described in the following sentence. The Company believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences, (iii) asset base (depreciation and amortization), (iv) the non-cash charges from asset impairments and (v) gains or losses on the sale of property, plant and equipment. The Company uses Adjusted EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used Adjusted EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate Adjusted EBITDA are significant components in understanding and assessing the Company’s results of operations. The presentation of the Company’s Adjusted EBITDA may change from time to time, including as a result of changed business conditions, new accounting pronouncements or otherwise. If the presentation changes, the Company undertakes to disclose any change between periods and the reasons underlying that change. The Company’s Adjusted EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate Adjusted EBITDA in the same manner.

(2) The tax impact of adjustments includes the tax effect of each separate adjustment based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible, and the tax effect of items that relate to tax specific financial transactions.

(3) Adjusted net income and diluted adjusted net income per share, which are non-GAAP measures, are defined as net income (loss) and net income (loss) per share, excluding the impacts of impairment charges. Management believes adjusted net income and diluted adjusted net income per share provides useful information to investors because it allows management, investors and others to evaluate and compare our operating results from period to period by removing the impact of impairment charges that are not reflective of our core business.

(4) Diluted weighted average shares outstanding used to calculate diluted adjusted net income per share includes shares of common stock of 389,915 and 455,774 for the three and nine months ended September 30, 2022, respectively. These shares were excluded from diluted weighted average shares outstanding used to calculate diluted net income (loss) per share, as the Company recognized a net loss their inclusion would have been antidilutive.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES BY SEGMENT
(Unaudited)
(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Other	Total
As of and For the Three Months Ended September 30, 2023:
Net income					$3,114
Income tax expense					160
Income (loss) before income tax expense	$5,506	$1,991	$3,173	$(7,396)	$3,274
Interest expense	-	-	-	2,464	2,464
Depreciation and amortization	1,452	1,064	880	119	3,515
Adjusted EBITDA(1)	$6,958	$3,055	$4,053	$(4,813)	$9,253

	Branded Products	Healthcare Apparel	Contact Centers	Other	Total
As of and For the Three Months Ended September 30, 2022:
Net loss					$(12,719)
Income tax benefit					(4,241)
Income (loss) before income tax expense	$(17,635)	$1,237	$4,390	$(4,952)	$(16,960)
Interest expense	87	32	-	1,675	1,794
Depreciation and amortization	1,724	973	653	51	3,401
Goodwill impairment charge	21,460	-	-	-	21,460
Adjusted EBITDA(1)	$5,636	$2,242	$5,043	$(3,226)	$9,695

	Branded Products	Healthcare Apparel	Contact Centers	Other	Total
As of and For the Nine Months Ended September 30, 2023:
Net income					$5,215
Income tax expense					380
Income (loss) before income tax expense	$16,630	$3,542	$7,888	$(22,465)	$5,595
Interest expense	-	-	-	7,658	7,658
Depreciation and amortization	4,826	3,014	2,210	281	10,331
Adjusted EBITDA(1)	$21,456	$6,556	$10,098	$(14,526)	$23,584

	Branded Products	Healthcare Apparel	Contact Centers	Other	Total
As of and For the Nine Months Ended September 30, 2022:
Net loss					$(34,164)
Income tax benefit					(5,042)
Income (loss) before income tax expense	$(15,730)	$(19,627)	$13,071	$(16,920)	$(39,206)
Interest expense	205	84	-	2,387	2,676
Depreciation and amortization	4,696	2,942	1,697	169	9,504
Goodwill impairment charge	25,595	20,323	-	-	45,918
Intangible assets impairment charge	5,581	-	-	-	5,581
Adjusted EBITDA(1)	$20,347	$3,722	$14,768	$(14,364)	$24,473

(1) Adjusted EBITDA, which is a non-GAAP financial measure, is defined above.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS BY QUARTER
(Unaudited)
(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended September 30, 2023:
Net sales	$83,512	$29,649	$24,121	$(1,156)	$-	$136,126
Cost of goods sold	54,588	18,165	10,724	(549)	-	82,928
Gross margin	28,924	11,484	13,397	(607)	-	53,198
Selling and administrative expenses	23,418	9,493	10,224	(607)	4,718	47,246
Other periodic pension cost	-	-	-	-	214	214
Interest expense	-	-	-	-	2,464	2,464
Income (loss) before income tax expense	$5,506	$1,991	$3,173	$-	$(7,396)	$3,274

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended June 30, 2023:
Net sales	$79,592	$28,072	$22,758	$(1,260)	$-	$129,162
Cost of goods sold	53,952	17,653	10,554	(593)	-	81,566
Gross margin	25,640	10,419	12,204	(667)	-	47,596
Selling and administrative expenses	20,362	9,466	9,614	(667)	4,607	43,382
Other periodic pension cost	-	-	-	-	214	214
Interest expense	-	-	-	-	2,624	2,624
Income (loss) before income tax expense	$5,278	$953	$2,590	-	$(7,445)	$1,376

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended March 31, 2023:
Net sales	$81,851	$28,154	$22,056	$(1,288)	$-	$130,773
Cost of goods sold	55,952	18,054	10,267	(608)	-	83,665
Gross margin	25,899	10,100	11,789	(680)	-	47,108
Selling and administrative expenses	20,053	9,502	9,664	(680)	4,840	43,379
Other periodic pension cost	-	-	-	-	214	214
Interest expense	-	-	-	-	2,570	2,570
Income (loss) before taxes on income	$5,846	$598	$2,125	$-	$(7,624)	$945

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS BY QUARTER
(Unaudited)
(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended September 30, 2022:
Net sales	$86,769	$30,039	$23,363	$(1,468)	$-	$138,703
Cost of goods sold	60,600	18,609	9,453	(596)	-	88,066
Gross margin	26,169	11,430	13,910	(872)	-	50,637
Selling and administrative expenses	22,257	10,161	9,520	(872)	2,749	43,815
Goodwill impairment charge	21,460	-	-	-	-	21,460
Other periodic pension cost	-	-	-	-	528	528
Interest expense	87	32	-	-	1,675	1,794
Income (loss) before income tax expense	$(17,635)	$1,237	$4,390	$-	$(4,952)	$(16,960)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended June 30, 2022:
Net sales	$102,039	$26,288	$21,466	$(1,860)	$-	$147,933
Cost of goods sold	72,954	18,904	8,692	(750)	-	99,800
Gross margin	29,085	7,384	12,774	(1,110)	-	48,133
Selling and administrative expenses	24,004	9,801	8,402	(1,110)	4,872	45,969
Goodwill impairment charge	4,135	20,323	-	-	-	24,458
Intangible assets impairment charge	5,581	-	-	-	-	5,581
Other periodic pension cost	-	-	-	-	528	528
Interest expense	63	34	-	-	486	583
Income (loss) before income tax expense	$(4,698)	$(22,774)	$4,372	$-	$(5,886)	$(28,986)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended March 31, 2022:
Net sales	$97,083	$30,568	$17,974	$(2,043)	$-	$143,582
Cost of goods sold	68,868	18,553	7,293	(913)	-	93,801
Gross margin	28,215	12,015	10,681	(1,130)	-	49,781
Selling and administrative expenses	21,557	10,087	6,372	(1,130)	5,328	42,214
Other periodic pension cost	-	-	-	-	528	528
Interest expense	55	18	-	-	226	299
Income (loss) before taxes on income	$6,603	$1,910	$4,309	$-	$(6,082)	$6,740